UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2011

CommerceTel Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

8929 Aero Drive, Suite E
San Diego, CA 92123
 (Address of principal executive offices) (zip code)

(866)622-4261
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
1140 Avenue of the Americas, 9th Floor
New York, New York 10036
Phone: (212) 584-7805
Fax: (646) 380-6899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 3.02 Unregistered Sales of Equity Securities.

On April 8, 2011, CommerceTel Corporation (the “Company”) and its wholly owned subsidiary, CommerceTel, Inc. (“CTel”), entered into an acquisition agreement, effective as of April 1, 2011 (the “Agreement”), with Mobile Visions Inc., Mobivity, LLC (“Mobivity”) and the controlling owners of these two entities.  Under the terms of the Agreement, the Company acquired from Mobivity, LLC and Mobile Visions, Inc. their Mobivity interactive mobile marketing platform and services business.

The aggregate purchase price for the acquisition was 1,000,000 shares of common stock of the Company (the “Shares”), $64,969 in cash paid at the closing of the transaction and the issuance by CTel to Mobivity of a secured subordinated promissory note in the principal amount of $606,054.  The promissory note earns interest at 6.25% per annum; is payable in six quarterly installments of $105,526.42 (inclusive of interest) starting May 1, 2011; matures on August 1, 2012; is secured by the acquired assets of the Mobivity business; and is subordinated to the Company’s obligations under its outstanding 10% Senior Secured Convertible Bridge Notes Due November 3, 2011.

The transactions contemplated under the Agreement were completed simultaneously with the execution thereof.

The Shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(2) thereunder, as they were issued in reliance on the recipients’ representations that they were accredited (as such term is defined in Regulation D), without general solicitation and represented by certificates that were imprinted with a restrictive legend.  In addition, the recipients were provided with sufficient access to Company information.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

To be filed by amendment within 71 days after the due date of this report.

(b)           Pro forma financial information.

To be filed by amendment within 71 days after the due date of this report.

(c)           Exhibits.

4.1           Secured Subordinated Promissory Note dated as of April 1, 2011
10.1           Acquisition Agreement dated April 8, 2011 and effective as of April 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCETEL CORPORATION

April 11, 2011	By:	/s/ Dennis Becker

Chief Executive Officer